UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 3, 2006


                            NetFabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-21419                   76-0307819
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    Identification No.)                                        of Incorporation)

         Three Stewart Court, Denville, NJ                       07834
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      (Address of principal executive offices)                (zip code)


       Registrant's telephone number, including area code - (973) 887-2785

           67 Federal Road, Building A Suite 300 Brookfield, CT 06804
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02(d) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


      On April 3, 2005, Joseph Perno was appointed to the Board of Directors of the Registrant. The Registrant's Board of Directors selected Mr. Perno to fill in a vacancy in its Board.

      Since his retirement in March 2003, Mr. Perno provides consulting services to emerging technology companies. From March 1994 to March 2003, he was Senior Vice President of Technology at Chubb Corporation, a provider of property and casualty insurance to businesses and individuals worldwide.






















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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    NETFABRIC HOLDINGS, INC.



Date:  April 7, 2006                          By:   /s/Jeff Robinson
                                                    ----------------
                                                    Name: Jeff Robinson
                                                    Title: Chairman and CEO


























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